SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 21, 2004

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)


                  0-23282                     04-2814586
          (Commission File Number) (I.R.S. Employer Identification No.)


             100 Crossing Boulevard,Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)




   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  (c) EXHIBITS.

                                     Exhibit
                                  Number Title
                                  ------ -----

        99.1 Press release issued NMS Communications Corporation on January 21, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.


                        ITEM 12. REGULATION FD DISCLOSURE

     On January 21, 2004, NMS Communications Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of said press release of the Registrant is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to its entirety.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

attached as Exhibit 99.1 hereto.

Pursuant to the Commission's announcement dated March 27, 2003 this statement is being supplied under Item 9, but relates to disclosure being supplied pursuant to Item 12 (Results of Operations and Financial Condition).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NMS COMMUNICATIONS CORPORATION

January 21, 2004          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

January 21, 2004          By:    /s/ WILLIAM B. GERRAUGHTY, JR.
                              ==================================================
                              Name: William B. Gerraughty, Jr.
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1         The Registrant's Press Release                      4
             dated January 21, 2004.





                                                                    Exhibit 99.1

 CONTACT: NMS Communications
             For media and industry analysts:
             Pam Kukla, 508/271-1611
             pam.kukla@nmss.com
             or
             NMS Communications
             For financial analysts:
             Willaim B. Gerraughty, Jr., 508/271-1329 bill.gerraughty@nmss.com